Exhibit 99.1

reAlpha Reduces Workforce by Approximately 25% and Consolidates Vendor Spend, Targeting $2 Million in Annualized Savings as AI Advancements Drive Organizational Efficiency

Restructuring is expected to reinforce return-driven spending initiative, reshore select operational functions, and enable a leaner team to leverage agentic AI tooling to reduce costs and accelerate execution.

DUBLIN, Ohio, May 6, 2026 (GLOBE NEWSWIRE) – reAlpha Tech Corp. (Nasdaq: AIRE) (the “Company” or “reAlpha”), an AI-powered real estate technology company, today announced a strategic restructuring that includes a reduction in workforce of approximately 25%, which includes full-time employees, consultants, temporary workers and independent contractors, and the consolidation of select vendor relationships. Together, these restructuring actions are expected to generate approximately $2 million in savings, which includes, without limitation, reduced personnel costs and third-party vendor fees (calculated on an annualized basis) as well as savings related to certain restricted stock units lapsing over the next twelve months.

The strategic restructuring is part of reAlpha’s return-driven spending initiative which prioritizes capital deployment in areas where there is a clear and measurable return, as well as the rapid advancement of agentic AI tooling, which the Company believes enables smaller, focused teams to maximize output across corporate functions more effectively than a larger, headcount-dependent structure.

The strategic restructuring encompasses a reduction of approximately 25% of the Company’s workforce, affecting roles across marketing, technology, product, design, real estate, and mortgage; the reshoring of select operational functions previously performed outside the United States; and the replacement of certain third-party vendor contracts with AI-enabled internal tooling. The strategic restructuring was designed to extend the Company’s historical AI-powered operating goal of reducing friction internally and for the Company’s customers across brokerage, mortgage, and title. The Company expects that each member of a leaner team will be able to direct and oversee agentic AI tools to deliver greater output.

“Agentic AI has changed the economics of running a company,” said Mike Logozzo, Chief Executive Officer of reAlpha. “We believe that work that previously required large teams across marketing, technology, product, and design can now be executed by leaner teams leveraging AI agents — and those AI capabilities have been compounding faster every month. We have been adopting AI tools as we would rather get there proactively, on our own terms, than be forced into it reactively.”

Mr. Logozzo continued, “This is also more than just an efficiency story. We are reshoring select operational functions previously performed outside the United States and reducing our reliance on offshore operations and domestic third-party vendors. The result is a more centralized, more accountable team — one that can deliver consistent results to the homebuyers we serve, and reduce the friction and complexity that we believe have long defined the homebuying process.”

“The combination of workforce realignment and reduced vendor spend is expected to deliver approximately $2 million in savings,” said Thomas Kutzman, Chief Financial Officer of reAlpha. “Return-driven spending is a new framework we have implemented to enhance our financial discipline, and this restructuring helps deliver that focus: to prioritize the deployment of capital where there is a clear and measurable return. We believe that these initiatives, combined with our improving gross margin profile and expanding transaction volume, represent a meaningful step toward the positive operating leverage our platform is designed to produce. reAlpha’s strategy of disciplined organic and inorganic growth remains unchanged. We believe that this restructuring will help ensure our cost structure is aligned with the goal of accelerating revenue growth in 2026.”

The Company estimates that it will incur pre-tax charges in the range of $0.14 million to $0.2 million, and expects the strategic restructuring to be substantially complete by the end of the second quarter of 2026, although certain actions may extend into the third quarter of 2026 subject to applicable local legal requirements and regulatory processes in relevant jurisdictions. The estimated annualized cost savings are intended to represent a meaningful step in improving the Company’s operating efficiency and pursuing a path to profitability.

About reAlpha Tech Corp.

reAlpha Tech Corp. (Nasdaq: AIRE) is an AI-powered real estate technology company that aims to transform the multi-trillion-dollar U.S. real estate services market. reAlpha is developing an end-to-end platform that streamlines real estate transactions through integrated brokerage, mortgage, and title services. With a strategic, acquisition-driven growth model and proprietary AI infrastructure, reAlpha is building a vertically integrated ecosystem designed to deliver a simpler, smarter, and more affordable path to homeownership. For more information, visit www.realpha.com.

Forward-Looking Statements

The information in this press release includes “forward-looking statements.” Any statements other than statements of historical fact contained herein, including statements by reAlpha’s Chief Executive Officer, Mike Logozzo, and reAlpha’s Chief Financial Officer, Thomas Kutzman, and statements regarding reAlpha’s future expectations, plans and prospects, expected cost-savings from the strategic restructuring and related workforce reduction and consolidation of third-party vendors, and the expecting timing for incurring costs associated with the strategic restructuring and related actions; and the expected timing of implementing and completing the strategic restructuring including the workforce reduction and consolidation of third-party vendors, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology.

Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the risk that reAlpha may not be able to implement the strategic restructuring and the related actions as currently anticipated or within the timing currently anticipated; the impact of the strategic restructuring and related actions on reAlpha’s business, the risk that reAlpha’s return-driven spending initiative may not be successful; unanticipated costs not currently contemplated that may occur as a result of the strategic restructuring; reAlpha’s limited operating history and that reAlpha has not yet fully developed its AI-based technologies; the health of the U.S. residential real estate industry and changes in general economic conditions; reAlpha’s ability to pay contractual obligations; reAlpha’s liquidity, operating performance, cash flow and ability to secure adequate financing; reAlpha’s ability to regain compliance with the minimum bid price requirement under Nasdaq Listing Rule 5550(a)(2) and maintain compliance with all Nasdaq listing rules; reAlpha’s ability to generate additional sales or revenue from having access to, or obtaining, additional U.S. state’s brokerage licenses; reAlpha’s ability to integrate the business of its acquired companies into its existing business and the anticipated demand for such acquired companies’ services; reAlpha’s ability to successfully enter new geographic markets and to scale its operational capabilities to expand into additional geographic markets and nationally; the potential loss of key employees of reAlpha and of its subsidiaries; the outcome of certain outstanding legal proceedings or any legal proceedings that may be instituted against reAlpha; reAlpha’s ability to obtain, and maintain, the required licenses to operate in the U.S. states in which it, or its subsidiaries, operate in, or intend to operate in; reAlpha’s ability to enhance its operational efficiency, improve cross-functional coordination and support the reAlpha platform’s continued growth through the implementation of new internal processes and initiatives, including upgrades thereto; risks specific to AI-based technologies, including potential inaccuracies, bias, or regulatory restrictions; risks related to data privacy, including evolving laws and consumer expectations; the inability to accurately forecast demand for AI-based real estate-focused products; the inability to execute business objectives and growth strategies successfully or sustain reAlpha’s growth; reAlpha’s ability to obtain additional financing or access the capital markets on acceptable terms and conditions in the future; changes in applicable laws or regulations, including with respect to the real estate market, AI and AI technologies, and the impact of the regulatory environment and complexities with compliance related to such environment; reAlpha’s ability to effectively compete in the real estate and AI industries; and other risks and uncertainties indicated in reAlpha’s filings with the U.S. Securities and Exchange Commission (the “SEC”).

Forward-looking statements are based on the opinions and estimates of management at the date the statements are made and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward-looking statements. Although reAlpha believes that the expectations reflected in the forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. reAlpha’s future results, level of activity, performance or achievements may differ materially from those contemplated, expressed or implied by the forward-looking statements, and there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking statements. For more information about the factors that could cause such differences, please refer to reAlpha’s filings with the SEC. Readers are cautioned not to put undue reliance on forward-looking statements, and reAlpha does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Media Contact Cristol Rippe, Chief Marketing Officer media@realpha.com

Investor Relations Contact Adele Carey, VP of Investor Relations investorrelations@realpha.com

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